SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) August 9, 2005
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                       INTERNATIONAL IMAGING SYSTEMS, INC.
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               (Exact name of registrant as specified in Charter)


        Delaware                        000-25413                65-0854589
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(State of other Jurisdition of     (Commission file no.)       (IRS employer
     of incorporation)                                       identification no.)


2419 E. Commercial Blvd., Suite 307, Ft. Lauderdale, FL            33308
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      (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (954) 772-5501
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                6689 N.W. 16th Terrace, Ft. Lauderdale, FL 33309
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

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Item 1.01.  Entry into a Material Definitive Agreement

         On July 29, 2005, we sold an aggregate of 225,000 restricted shares of our common stock, par value $.001 per share, to three accredited investors, and on August 9, 2005, we sold 80,000 restricted shares of our common stock to an accredited investor in private transactions pursuant to subscription agreements between each such investor and us. The investors paid $.10 per share, for aggregate gross proceeds of $30,500.

         The details of the sale of the shares, including all information required by Item 1.01 of this Current Report on Form 8-K (this "Report") are set forth in Item 3.02. " Unregistered Sales of Equity Securities " below, the contents of which are incorporated by reference herein.


Item 3.02.  Unregistered Sales of Equity Securities

         On July 29, 2005, we sold an aggregate of 225,000 restricted shares of our common stock, par value $.001 per share, to three accredited investors, and on August 9, 2005, we sold 80,000 restricted shares of our common stock to an accredited investor in private transactions pursuant to subscription agreements between each such investor and us. The investors paid $.10 per share, for aggregate gross proceeds of $30,500.

         These sales were the first and second closing of a private placement of up to 1,500,000 restricted shares of our common stock authorized by our board of directors. The proceeds from the private placement will be used for general working capital purposes.

         We sold the shares pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended.


Item 9.01.  Financial Statements and Exhibits

         (a)    Not Applicable.

         (b)    Not Applicable.

         (c)    Exhibits.

                Number            Description
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                4.1               Form of Subscription Agreement

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERNATIONAL IMAGING SYSTEMS, INC.



                                         /s/ C. LEO SMITH
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                                         C. Leo Smith
                                         Chief Executive Officer

                                         Dated: August 9, 2005